                                                                  EXHIBIT 32(ii)

                             ARROW ELECTRONICS, INC.
 CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS
        ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K/A of Arrow Electronics, Inc. (the "company") for the year ending December 31, 2002 (the "Report"), I, Paul J. Reilly, Chief Financial Officer of the company, certify, pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section
1350), that, to the best of my knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company.

Dated: February 17, 2004                      By: /s/Paul J. Reilly
                                                 -------------------------------
                                                  Paul J. Reilly
                                                  Vice President and
                                                  Chief Financial Officer